UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2010

Microtune, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31029-40	75-2883117
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 10th Street, Plano, Texas	75074
(Address of principal executive offices)	(Zip Code)

(972) 673-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 29, 2010, Microtune, Inc. (the “Company”) issued a press release announcing preliminary financial results for the quarter ended March 31, 2010 (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. The Company intends to review its preliminary financial results for the quarter ended March 31, 2010 during a related investors’ conference call and webcast to be held on April 29, 2010 at 4:00 P.M. Central Time/5:00 P.M. Eastern Time.

To participate in the call, interested parties may dial 612-332-0335 (the pass code is “EARNINGS”). Alternatively, interested parties may also listen to the conference call on the Internet by accessing the Company’s website: www.microtune.com. A replay of the conference call will be available until May 13, 2010 on the Company’s website or by dialing 320-365-3844 (the pass code is 153176).

In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 2.02 and in the attached Exhibit 99.1 shall be deemed to be “furnished” and not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)

2010 Salary Adjustments and Annual Restricted Stock Unit Awards

On April 28, 2010, the Company’s Board of Directors, upon the recommendation of the Compensation Committee of the Board, approved increases in the annual base salaries and new long-term incentive annual restricted stock unit awards for the Company’s executive officers. Base salaries for the Company’s executive officers were last increased in May 2008 and were reduced in October 2009 for certain executive officers. The increases in annual base salaries described below are an approximate 5% increase over the adjustments that occurred in May 2008. Pursuant to the terms of the Company’s Equity Compensation Award Policy, the grant date of these restricted stock unit awards shall be May 15, 2010. The following table sets forth the new annual base salaries to be paid to certain of the Company’s executive officers effective as of May 1, 2010, and new annual restricted stock unit awards made pursuant to the 2000 Stock Plan:

Executive Officer	Position	New Base Salary		New Annual RSU Award(1)
James A. Fontaine	Chief Executive Officer and President	$365,000		70,000
Justin M. Chapman	Chief Financial Officer and Vice President	$201,400		20,000
Barry F. Koch	Executive Vice President and Managing Director, Microtune GmbH & Co. KG	€170,505	(2)	35,000
Robert S. Kirk	Vice President of Worldwide Sales	$174,302		28,000
Phillip D. Peterson	General Counsel and Corporate Secretary	$220,500		16,000

(1)	The restricted stock units will vest on May 15, 2014.
(2)	Mr. Koch is compensated in Euros.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release of Microtune, Inc. dated April 29, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROTUNE, INC.

Date: April 29, 2010	By:	/s/ JUSTIN M. CHAPMAN
Justin M. Chapman
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release of Microtune, Inc. dated April 29, 2010.